United States
Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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Date of report (date of earliest event reported):  August 31, 2005

UNIVERSAL GUARDIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24755 (Commission File Number)	33-0379106 (I.R.S. Employer Identification No.)

4695 MacArthur Court
Suite 300
Newport Beach, California 92660
(949) 861-8295
 (Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code:)

N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Universal Guardian Holdings, Inc. (“we”, “our company” or “Universal Holdings”) files this report on Form 8-K to report the following transactions or events:

Section 1 — Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement

See Items 3.02 and 5.03

Section 3 — Securities and Trading Markets

Item 3.02.

Unregistered Sales of Equity Securities

Monarch Pointe Fund, Ltd. and Mercator Momentum Fund III, LP Private Placement

On August 17, 2005, as part of a single private placement, we sold (1) 4,250 unregistered series ‘B’ convertible preferred shares to Monarch Pointe Fund, Ltd. (“Monarch”) for the sum of $425,000, and (2) 1,000 unregistered series ‘B’ convertible preferred shares to Mercator Momentum Fund III, LP (“Mercator Fund III”) for the sum of $100,000. The 5,250 series ‘B’ preferred shares are convertible at the option of the holders into a total of 480,493 common shares, subject to adjustment.

As part of that transaction, we paid to Mercator Advisory Group, LLC (“MAG”), as investment advisor for the purchasers, the sum of $12,000 in cash to cover due diligence and legal fees.

As part of the transaction, we agreed to file a registration statement with the SEC on or before October 3, 2005 to register the common shares issuable upon the conversion of the series ‘B’ preferred shares.  We further agreed to pay liquidated damages in the amount of $525 per month through August 17, 2006 with respect to (1) our failure to file the aforesaid registration statement, or (2) our failure to maintain a trading market for our common shares on the OTCBB or any national exchange or market.

The offer and sale of the series ‘B’ preferred shares was exempt from the registration requirements under Section 5 of the Securities Act of 1933 pursuant to SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as:  (1) the investors were accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(2)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering was effected through any general solicitation or general advertising within the meaning of Rule 502(c); and (4) the transfer of the securities in the offering were restricted by the company in accordance with Rule 502(d).  No underwriting discounts or commissions were payable with respect to the offering or sale of the series B preferred shares.

MeiDa Information Technology, Ltd. Share Exchange

On August 31, 2005, our ISR Systems, Inc. subsidiary entered into a Share Exchange Agreement and Plan of Reorganization with MeiDa Information Technology, Ltd., a Hong Kong corporation (“MeiDa”), pursuant to which ISR Systems will acquire all of the outstanding capital stock of MeiDa from its ten shareholders in consideration for the issuance of 2,272,727 unregistered Universal Holdings common shares.  We valued this transaction at $3,000,000 based on the volume average weighted price (“VAWP”) of our common shares for the 15 days preceding the entering into of the Share Exchange Agreement and Plan of Reorganization.  The terms of the exchange were determined by the parties on an arms-length negotiated basis.  No independent valuation was sought from a business and technology appraiser or other third party due to financial constraints.

MeiDa is a radio frequency identification (RFID) solutions provider which offers a turn-key package that includes software, hardware, retailer integration and systems management that improves global

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supply chain logistics and operations and meets international RFID mandates.  MeiDa’s technology consolidates multiple manufacturing sites and retailer distribution centers into one snap shot for global visibility of goods movement.

The closing of the share exchange is scheduled for October 7, 2005, and will be subject to several contingencies, including (1) the entering into of satisfactory employment or service agreements with certain principals of MeiDa, and (2) the approval by our shareholders of an increase to our authorized common stock from 50,000,000 shares to 100,000,000 shares.  We will seek shareholder approval of the increase to our authorized capital stock at the next annual meeting of our shareholders, which we have scheduled for October 6. 2005. In the event that our shareholders reject the proposed amendment at that meeting, we would not be able to close the transaction with MeiDa pursuant to its terms.  Under the terms of the share exchange agreement and plan of reorganization, the parties have agreed to negotiate a new agreement or a strategic alliance should this eventuality occur.  No assurance can be given that the contingencies under the share exchange agreement and plan of reorganization will be satisfied, or that any alternative agreement would be reached if applicable.

The offer and sale of our common shares will be exempt from the registration requirements under Section 5 of the Securities Act of 1933 as follows:

•

with respect to 1,939,394 common shares, pursuant to SEC Regulation S promulgated by the SEC insofar as (1) none of these investors are U.S. persons, (2) all of these issuances will be effected outside the United States in offshore transactions, (3) there were no directed selling efforts within the United States, and (4) we implemented offering restrictions, including placing restricted stock legends on the shares.  No underwriting discounts or commissions will be payable with respect to the offering or sale of common shares in this transaction; and

•

with respect to all of the common shares, pursuant to SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as:  (1) the investors were accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(2)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering was effected through any general solicitation or general advertising within the meaning of Rule 502(c); and (4) the transfer of the securities in the offering were restricted by the company in accordance with Rule 502(d).  No underwriting discounts or commissions were payable with respect to the offering or sale of the series B preferred shares.

Section 5 — Corporate Governance and Management

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 17, 2005, we filed a Certificate of Designations with the Delaware Secretary of State pursuant to which we amended our Certificate of Incorporation to create a class of 5,250 shares of series ‘B’ convertible preferred stock from our authorized preferred stock.

The series ‘B’ preferred shares carry a $525,000 liquidation preference, are entitled to participate with our common shares with respect to dividends on an “as-if” converted basis, and are convertible into a total of 480,493 common shares, subject to adjustment.  The series ‘B’ preferred shares are non-voting, do not accrue dividends (other than the aforesaid right to participate with common shares), and carry no redemption rights.

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Section 9 — Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits:

99.1

Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Newport Beach, California, this 8th day of September, 2005.

UNIVERSAL GUARDIAN HOLDINGS, INC., a Delaware corporation
By:	/s/ Michael J. Skellern
Michael J. Skellern President and Chief Executive Officer (principal executive officer)

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